UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2025

APA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40144	86-1430562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Pkwy. S., Suite 200

Houston, Texas 77042-3643

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	APA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Issuance of Senior Notes

On January 7, 2025, APA Corporation, a Delaware corporation (the “Company”), entered into a Purchase Agreement (the “Purchase Agreement”) among the Company, Apache Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“Apache”), as guarantor, and J.P. Morgan Securities LLC, as representative of the initial purchasers named therein (the “Initial Purchasers”), with respect to the sale and purchase of $350,000,000 aggregate principal amount of the Company’s 6.10% Notes due 2035 (the “2035 Notes”) and $500,000,000 aggregate principal amount of the Company’s 6.75% Notes due 2055 (together with the 2035 Notes, the “Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the “Securities Act”) and to persons outside the United States in accordance with Regulation S under the Securities Act. The sale of the Notes closed on January 10, 2025. Net proceeds from the sale of the Notes, after deducting the Initial Purchasers’ discounts and estimated offering expenses, were approximately $839 million. The Company used the net proceeds from the sale of the Notes to fund a portion of the purchase of the Apache Tender Notes in the Tender Offers discussed below.

The terms of the Notes are governed by the Indenture, dated as of December 11, 2024, between the Company and Regions Bank, as trustee (the “2024 Indenture”). The Notes are fully and unconditionally guaranteed by Apache until the first time that the aggregate principal amount of indebtedness under senior notes and debentures outstanding under Apache’s existing indentures is less than $1,000,000,000 (the “Guarantee”). Copies of the form of Guarantee and the forms of the Notes of each series are filed as Exhibits 4.3, 4.6, and 4.7, respectively, to this report and incorporated herein by reference. A copy of the 2024 Indenture is included as Exhibit 4.1 to this report and incorporated herein by reference.

The Purchase Agreement includes customary representations, warranties, and covenants by the Company and Apache. It also provides for customary indemnification by each of the Company, Apache and the respective Initial Purchasers against certain liabilities arising out of or in connection with sale of the Notes, and for customary contribution provisions in respect of those liabilities.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 1.1 to this report and incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance and sale of the Notes, the Company entered into a Registration Rights Agreement (the “New Notes Registration Rights Agreement”), dated as of January 10, 2025, among the Company, Apache, and the Initial Purchasers. Pursuant to the New Notes Registration Rights Agreement, the Company and Apache have agreed to, among other things, use their commercially reasonable efforts to (i) cause to be filed a registration statement on an appropriate registration form with respect to a registered offer to exchange each series of the Notes for registered notes issued by the Company and guaranteed, if applicable, by Apache containing terms substantially identical in all material respects to the applicable series of Notes (except that the registered notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate) and (ii) cause such registration statement to become effective under the Securities Act.

If, among other events, the exchange offers are not completed on or prior to the 360th day following January 10, 2025, then additional interest shall accrue on the principal amount of such registrable securities at a rate of 0.25% per annum for the first 90-day period beginning on the day immediately following such registration default (which rate will be increased by an additional 0.25% per annum for each subsequent 90-day period that such additional interest continues to accrue, provided that the rate at which such additional interest accrues may in no event exceed 1.00% per annum).

To the extent Apache’s guarantee of the registrable securities is terminated in accordance with the terms of such guarantee, the registered notes will not be guaranteed by Apache, the exchange offer and registration requirements with respect thereto will be the sole obligation of the Company, and Apache will automatically be released from all obligations under the New Notes Registration Rights Agreement.

The foregoing summary of the New Notes Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the New Notes Registration Rights Agreement, a copy of which is filed as Exhibit 4.4 to this report and incorporated herein by reference.

Item 8.01	Other Events.

Exchange and Tender Offers

On January 10, 2025, the Company settled its previously announced (i) offers to exchange (the “Exchange Offers”) any and all of the outstanding 7.70% Notes due 2026 (the “Apache March 2026 Notes”), 7.95% Notes due 2026 (the “Apache April 2026 Notes”), 4.875% Notes due 2027 (the “Apache 2027 Notes”), 4.375% Notes due 2028 (the “Apache 2028 Notes”), 7.75% Notes due December 15, 2029 (the “Apache 2029 Notes”), 4.250% Notes due 2030 (the “Apache 2030 Notes”), 6.000% Notes due 2037 (the “Apache 2037 Notes”), 5.100% Notes due 2040 (the “Apache 2040 Notes”), 5.250% Notes due 2042 (the “Apache 2042

Notes”), 4.750% Notes due 2043 (the “Apache 2043 Notes”), 4.250% Notes due 2044 (the “Apache 2044 Notes”), 7.375% Debentures due 2047 (the “Apache 2047 Debentures”), 5.350% Notes due 2049 (the “Apache 2049 Notes”), and 7.625% Debentures due 2096 (the “Apache 2096 Debentures”) (collectively, the “Apache Notes”) issued by Apache, for the new notes issued by the Company listed below (collectively, the “APA Exchange Notes”) having interest rates and maturity dates identical to the interest rate and maturity date of the applicable exchanged Apache Notes and (ii) cash tender offers (collectively, the “Tender Offers” and together with the Exchange Offers, the “Offers”) with respect to the Apache 2040 Notes, Apache 2042 Notes, Apache 2043 Notes, Apache 2044 Notes, and Apache 2037 Notes (collectively, the “Apache Tender Notes”).

Pursuant to the Offers, (i) $57,743,000 in aggregate principal amount of Apache March 2026 Notes, (ii) $55,695,000 in aggregate principal amount of Apache April 2026 Notes, (iii) $38,782,000 in aggregate principal amount of Apache 2027 Notes, (iv) $238,850,000 in aggregate principal amount of Apache 2028 Notes, (v) $163,831,000 in aggregate principal amount of Apache 2029 Notes, (vi) $373,774,000 in aggregate principal amount of Apache 2030 Notes, (vii) $341,251,000 in aggregate principal amount of Apache 2037 Notes, (viii) $1,107,480,000 in aggregate principal amount of Apache 2040 Notes, (ix) $333,880,000 in aggregate principal amount of Apache 2042 Notes, (x) $348,729,000 in aggregate principal amount of Apache 2043 Notes, (xi) $186,616,000 in aggregate principal amount of Apache 2044 Notes, (xii) $126,160,000 in aggregate principal amount of Apache 2047 Debentures, (xiii) $ 330,094,000 in aggregate principal amount of Apache 2049 Notes, and (xiv) $37,408,000 in aggregate principal amount of Apache 2096 Debentures were tendered and accepted and will be cancelled and no longer outstanding. An aggregate amount of $6,000 of Apache 2030 Notes and Apache 2037 Notes were tendered but not accepted because the amount of such notes to be exchanged did not meet the minimum denomination of $2,000 of the APA Exchange Notes.

Pursuant to the Exchange Offers, in addition to issuing the APA Exchange Notes described below, the Company paid a total of $2,546,342 in cash as part of the exchange consideration to holders of Apache Notes who validly tendered and did not validly withdraw their Apache Notes in the Exchange Offers. Pursuant to the Tender Offers, the Company paid a total of $868,893,748 in cash as the tender consideration to holders of Apache Tender Notes who validly tendered and did not validly withdraw their Apache Tender Notes in the Tender Offers.

New Notes

Pursuant to the Exchange Offers, the Company issued (i) $57,743,000 of 7.70% Notes due 2026, (ii) $55,695,000 of 7.95% Notes due 2026, (iii) $38,777,000 of 4.875% Notes due 2027, (iv) $238,849,000 of 4.375% Notes due 2028, (v) $163,828,000 of 7.75% Notes due December 15, 2029, (vi) $373,712,000 of 4.250% Notes due 2030, (vii) $341,219,000 of 6.000% Notes due 2037, (viii) $538,504,000 of 5.100% Notes due 2040, (ix) $208,884,000 of 5.250% Notes due 2042, (x) $152,680,0004.750% of Notes due 2043, (xi) $76,589,000 of 4.250% Notes due 2044, (xii) $125,731,000 of 7.375% Debentures due 2047, (xiii) $330,091,000 of 5.350% Notes due 2049, and (xiv) $37,408,000 of 7.625% Debentures due 2096, in each case pursuant to the Indenture, dated as of June 30, 2021, between the Company and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “2021 Indenture”). A copy of the 2021 Indenture is included as Exhibit 4.2 to this report and incorporated herein by reference.

Each series of APA Exchange Notes has the same interest rate, maturity date, and interest payment dates and the same optional redemption prices (if any) as the corresponding series of Apache Notes for which they were exchanged.

The APA Exchange Notes are fully and unconditionally guaranteed by Apache until the first time that the aggregate principal amount of indebtedness under senior notes and debentures outstanding under Apache’s existing indentures is less than $1,000,000,000. As noted above, a copy of the form of Guarantee is filed as Exhibit 4.3 to this report and incorporated herein by reference.

The APA Exchange Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Copies of the forms of the APA Exchange Notes of each series have been filed as Exhibits 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17, 4.18, 4.19, 4.20, and 4.21, respectively, to this report and are incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance and sale of the APA Exchange Notes, the Company entered into a Registration Rights Agreement (the “Exchange Registration Rights Agreement” and together with the New Notes Registration Rights Agreement, the “Registration Rights Agreements”), dated as of January 10, 2025, among the Company, Apache, and the Dealer Managers named therein. Pursuant to the Exchange Registration Rights Agreement, the Company and Apache have agreed to, among other things, use their commercially reasonable efforts to (i) cause to be filed a registration statement on an appropriate registration form with respect to a registered offer to exchange each series of the APA Exchange Notes for registered notes issued by the Company and guaranteed, if applicable, by Apache containing terms substantially identical in all material respects to the applicable series of APA Exchange Notes (except that the registered notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate) and (ii) cause such registration statement to become effective under the Securities Act.

If, among other events, the exchange offers are not completed on or prior to the 360th day following January 10, 2025, then additional interest shall accrue on the principal amount of such registrable securities at a rate of 0.25% per annum for the first 90-day period beginning on the day immediately following such registration default (which rate will be increased by an additional 0.25% per annum for each subsequent 90-day period that such additional interest continues to accrue, provided that the rate at which such additional interest accrues may in no event exceed 1.00% per annum).

To the extent Apache’s guarantee of the registrable securities is terminated in accordance with the terms of such guarantee, the registered notes will not be guaranteed by Apache, the exchange offer and registration requirements with respect thereto will be the sole obligation of the Company, and Apache will automatically be released from all obligations under the Exchange Registration Rights Agreement.

The foregoing summary of the Exchange Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Exchange Registration Rights Agreement, a copy of which is filed as Exhibit 4.5 to this report and incorporated herein by reference.

Remaining Apache Notes and Consent Solicitations

Following the consummation of the Offers, Apache had outstanding (i) $20,845,000 in aggregate principal amount of Apache March 2026 Notes, (ii) $76,423,000 in aggregate principal amount of Apache April 2026 Notes, (iii) $68,942,000 in aggregate principal amount of Apache 2027 Notes, (iv) $85,865,000 in aggregate principal amount of Apache 2028 Notes, (v) $71,576,000 in aggregate principal amount of Apache 2029 Notes, (vi) $142,143,000 in aggregate principal amount of Apache 2030 Notes, (vii) $101,972,000 in aggregate principal amount of Apache 2037 Notes, (viii) $225,159,000 in aggregate principal amount of Apache 2040 Notes, (ix) $65,251,000 in aggregate principal amount of Apache 2042 Notes, (x) $78,933,000 in aggregate principal amount of Apache 2043 Notes, (xi) $24,247,000 in aggregate principal amount of Apache 2044 Notes, (xii) $23,840,000 in aggregate principal amount of Apache 2047 Debentures, (xiii) $56,660,000 in aggregate principal amount of Apache 2049 Notes, and (xiv) $1,762,000 in aggregate principal amount of Apache 2096 Debentures. The Apache March 2026 Notes, the Apache April 2026 Notes, the Apache 2037 Notes, the Apache 2040 Notes, the Apache 2042 Notes, the Apache 2047 Debentures, and the Apache 2096 Debentures were issued under the Senior Indenture, dated as of February 15, 1996, between Apache and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as trustee), as trustee (the “1996 Apache Indenture”). The Apache 2029 Notes were issued under the Indenture, dated as of November 23, 1999, between Apache (as successor to Apache Finance Canada Corporation), and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to The Chase Manhattan Bank, as trustee), as trustee (the “1999 Apache Indenture”). The Apache 2043 Notes and the Apache 2044 Notes were issued under the Senior Indenture, dated as of May 19, 2011, between Apache and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “2011 Apache Indenture”). The Apache 2027 Notes, the Apache 2028 Notes, the Apache 2030 Notes, and the Apache 2049 Notes were issued under the Indenture, dated as of August 14, 2018, between Apache and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “2018 Apache Indenture,” and together with the 1996 Apache Indenture, the 1999 Apache Indenture, and the 2011 Apache Indenture, the “Apache Indentures” and each an “Apache Indenture”). In connection with the Offers, Apache solicited the consents of the holders of the Apache Notes to amend the applicable Apache Indenture to remove certain restrictive and reporting covenants. The Apache Notes are the senior unsecured obligations of Apache. As previously announced in a press release issued by the Company on January 8, 2025, Apache received consents sufficient to approve the proposed amendments to the Apache Indentures with respect to the Apache March 2026 Notes, the Apache 2028 Notes, the Apache 2029 Notes, the Apache 2030 Notes, the Apache 2037 Notes, the Apache 2040 Notes, the Apache 2042 Notes, the Apache 2043 Notes, the Apache 2044 Notes, the Apache 2047 Debentures, the Apache 2049 Notes, and the Apache 2096 Debentures. As a result, Apache and the respective trustee for the Apache Indentures have entered into supplemental indentures on January 10, 2025 implementing the proposed amendments effective as of that date.

The Purchase Agreement and the Registration Rights Agreements have been filed with this report to provide investors and securityholders with information regarding their respective terms and are not intended to provide any other factual information about the Company or Apache. Representations, warranties, and covenants in the Purchase Agreement and the Registration Rights Agreements, respectively, were made only for purposes of the Purchase Agreement and the Registration Rights Agreements, were solely for the benefit of the parties to the Purchase Agreement and the Registration Rights Agreements, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement and the Registration Rights Agreements. Representations and warranties in the Purchase Agreement and the Registration Rights Agreements, respectively, may have been made as of specific dates and for purposes of allocating contractual risk between the parties instead of establishing matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement or the Registration Rights Agreements and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the dates of the Purchase Agreement and the Registration Rights Agreements, respectively, which subsequent information may or may not be fully reflected in the Company’s or Apache’s public disclosures.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Purchase Agreement, dated as of January 7, 2025, among APA Corporation, Apache Corporation, and J.P. Morgan Securities LLC, as representative of the initial purchasers named therein.

4.1	Indenture, dated as of December 11, 2024, between the APA Corporation and Regions Bank, as trustee (incorporated by reference to Exhibit 4.9 to the Registrant’s Registration Statement on Form S-3, as amended by Post-Effective Amendment No. 1 thereto filed December 12, 2024, SEC File No. 333-279038).

4.2	Indenture, dated as of June 30, 2021, between the Company and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-3, as amended by Post-Effective Amendment No. 1 thereto filed December 12, 2024, SEC File No. 333-279038).

4.3	Form of Guarantee.

4.4	Registration Rights Agreement, dated as of January 10, 2025, among APA Corporation, Apache Corporation, and J.P. Morgan Securities LLC, as representative of the initial purchasers named in the Purchase Agreement.

4.5	Registration Rights Agreement, dated as of January 10, 2025, among APA Corporation, Apache Corporation, and the Dealer Managers named therein.

4.6	Form of 6.10% Notes due 2035.

4.7	Form of 6.75% Notes due 2055.

4.8	Form of 7.70% Notes due 2026.

4.9	Form of 7.95% Notes due 2026.

4.10	Form of 4.875% Notes due 2027.

4.11	Form of 4.375% Notes due 2028.

4.12	Form of 7.75% Notes due December 15, 2029.

4.13	Form of 4.250% Notes due 2030.

4.14	Form of 6.000% Notes due 2037.

4.15	Form of 5.100% Notes due 2040.

4.16	Form of 5.250% Notes due 2042.

4.17	Form of 4.750% Notes due 2043.

4.18	Form of 4.250% Notes due 2044.

4.19	Form of 7.375% Debentures due 2047.

4.20	Form of 5.350% Notes due 2049.

4.21	Form of 7.625% Debentures due 2096.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA CORPORATION

Date: January 10, 2025	By:	/s/ Ben C. Rodgers
Ben C. Rodgers,
Senior Vice President, Finance and Treasurer